Exhibit 10.5


                           DISTRIBUTION AGREEMENT


                                  between


                   GOLDMAN SACHS HEDGE FUND PARTNERS, LLC


                                    and


                            GOLDMAN SACHS & CO.

                           DISTRIBUTION AGREEMENT

          DISTRIBUTION AGREEMENT, dated as of March 1, 2002 (the
"Agreement"), between GOLDMAN SACHS HEDGE FUND PARTNERS, LLC, a Delaware limited liability company organized under the laws of the State of Delaware (the "Company"), and GOLDMAN SACHS & CO., a New York Members (the
"Distributor").

                                  RECITALS
                                  --------

          The Company is a limited liability company organized under the laws of the State of Delaware authorized to conduct business as more fully described in its Limited Liability Company Agreement.

          The Company proposes to offer for sale units in the company (the "Units"), on the terms and conditions set forth in its Confidential Private Placement Memorandum dated March 2002 (such Confidential Private Placement Memorandum, as amended or supplemented from time to time, is referred to herein as the "Offering Memorandum");

          The Company desires to appoint the Distributor to obtain purchasers for the Units and to facilitate the offering of the Units in accordance with the terms and provisions of this Agreement; and

          The Distributor is ready and willing to act as distributor for the Company and to provide the services necessary to effect the offering of the Units, upon the terms and conditions hereinafter set forth in this Agreement;

          The Company and the Distributor agree as follows:

          1.   Defined Terms.
               -------------

               Terms defined in the Offering Memorandum and not otherwise defined herein shall have the same meanings provided in the Offering Memorandum.

          2.   Appointment of Distributor.
               --------------------------

               The Company hereby appoints the Distributor as distributor for the Company for the period and upon the terms herein set forth, for the purpose of obtaining purchasers for the Units in the manner contemplated herein. The Distributor hereby accepts such appointment and agrees to use its best efforts during such period to find eligible purchasers for the Units. The Company reserves the right to appoint, from time to time, additional distributors.

          3.   Offer and Sale of Units
               -----------------------

               (a) Pursuant to the Offering Memorandum, the Company is offering Units in the Company. Units may be issued at the beginning of any calendar quarter or at any other such time as the Company may in its sole discretion permit ("Issue Date") provided the Company receives value in cleared funds before 4:00 p.m. New York time on the Issue Date. After the initial closing, Units will be offered for sale at such other times as the Company, in its sole discretion, may allow. Units will be offered, subject to the minimum investment per subscriber (the "Subscriber"), as set forth in the Offering Memorandum. The capital contribution shall be made as provided in the Subscription Booklet.

               (b) Each prospective Subscriber will be required to deliver a completed Subscription Booklet to the Company at the address specified therein. No prospective purchaser shall have the right to purchase any Units until the Subscription Booklet shall have been accepted by the Company. The Company has the right not to accept any purchase agreement without stating any reason therefor.

               (c) Unless the Company and/or the Units have been registered for public sale under the laws of a relevant jurisdiction, neither the Distributor nor the Company, nor any person acting on behalf of either, including any affiliate or sales or marketing agent, will offer to sell, offer for sale or sell the Units by means of any (a) form of general solicitation or general advertising, (b) advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

               (d) Offers of the Units will be made by the Distributor, and any person acting on its behalf, including any affiliate or sales or marketing agent, only through the Offering Memorandum and other documents mutually agreed upon between the Distributor and the Company.

               (e) The Distributor, and any person acting on its behalf, including any affiliate or sales or marketing agent, will comply with all applicable provisions of law with respect to anything done by it in relation to the Units; and neither the distributor nor the Company nor any person acting on behalf of either, including any affiliate or sales or marketing agent, will offer for sale or sell the Units by means of any document or in any manner that does not comply with applicable laws and regulations.

               (f) The Distributor and the Company, and any person acting on behalf of the Company, shall offer the Units in compliance with the applicable law in any jurisdiction in which such offering is made.

          4.   Reliance
               --------

               The Company acknowledges that the Distributor, in arranging for the placement of the Units, will do so in reliance on the representations, warranties, covenants and agreements of the Company contained herein. The Distributor acknowledges that the Company, in its engagement of the Distributor in connection with the placement of the Units, does so in reliance on the representations, warranties, covenants and agreements of the Distributor contained herein.

          5.   Representations and Warranties of the Company
               ---------------------------------------------

               The Company represents, warrants and agrees to and with the Distributor, for its benefit that:

               (a) the Company will, when Units have been issued, be a duly organized and validly existing Limited Liability Company under the laws of the State of Delaware and have the requisite power and authority to conduct the Company's business as contemplated by the Offering Memorandum;

               (b) the execution, delivery and performance of this Agreement have been duly authorized by all necessary action of the Company, and upon execution and delivery hereof, this Agreement will be a valid, binding and enforceable obligation of the Company;

               (c) the Units, when issued and paid for in the amounts and for the consideration described in the Offering Memorandum, will be entitled to the rights and subject to the restrictions and conditions contained in the Limited Liability Company Agreement; no holder of Units (a "Member") will be personally liable for the debts of and claims against the Company by the mere reason of being such a Member; and all necessary action required to be taken for the authorization, issue and sale of the Units has been validly and sufficiently taken;

               (d) the Company is not required to be registered as an investment company under the United States Investment Company Act of 1940, as amended; and

               (e) it is not necessary in connection with the offer, sale and delivery of the Units to investors in the manner contemplated by this Agreement to register the Units under the Securities Act.

          6.   Representations, Warranties and Covenants of the Distributor
               ------------------------------------------------------------

               The Distributor represents, warrants and agrees with the Company, for its benefit that:

               (a) the execution, delivery and performance of this Agreement by the Distributor has been duly authorized by all necessary action, and upon execution and delivery hereof, this Agreement will be a valid, binding and enforceable obligation of the Distributor;

               (b) the Distributor will offer the Units for sale and will solicit offers to buy the Units only in compliance with the procedures described in the Offering Memorandum and this Agreement and in accordance with applicable law;

               (c) as of the date hereof, no permit, consent, approval or authorization of, or declaration to, or filing with, any governmental or regulatory authority is required in connection with the (i) execution, delivery and performance of this Agreement and (ii) consummation of any of the transactions contemplated herein and in the Offering Memorandum;

               (d) without the prior consent of the Company, no steps will be taken to qualify the Units for sale in any jurisdiction;

               (e) neither the Distributor, nor any affiliate of the Distributor, shall offer the Units in any jurisdiction, except in compliance with the applicable law in any such jurisdiction in which such offering is made;

               (f) the Distributor will notify the Company promptly of any occurrence of which it becomes aware which is material in the context of the offering and sale of the Units, including any event which shall lead the Distributor to reasonably believe that the Offering Memorandum will be misleading, or which affects any of the representations, warranties, agreements and indemnities by the Distributor contained in this Agreement (or which would have affected any of the same if this Agreement had been entered into immediately thereafter), and will take such steps as may be reasonably requested by the Company to remedy and/or publicize the same; and

               (g) (a) the Distributor has used commercially reasonable due diligence with respect to accepting as clients any investors who have purchased through it and with respect to introducing investors to the Company, and to the best of the Distributor's knowledge, such clients are of good business reputation and such clients' funds used to purchase Units were not derived from, nor the product of, any criminal activity; and

                    (b) the Distributor is, and agrees that it will be at all times with respect to this Agreement, appropriately licensed in the country of its domicile, or otherwise exempt from such requirements, to the extent required by applicable law, in each jurisdiction in which the Distributor will perform the duties set forth in this Agreement.

          7.   Covenants of the Company
               ------------------------

               The Company covenants with the Distributor that:

               (a) the Company will require any other person appointed as distributor to offer the Units for sale, or solicit offers to buy the Units, only in accordance with the procedures described in the Offering Memorandum and in this Agreement;

               (b) the Company will, so long as any of the Units remain outstanding, furnish directly to the Distributor copies of each communication sent to the Members, including any annual or interim report of the Company, as soon as such communications or reports are delivered or made available to the Members;

               (c) without the prior consent of the Distributor, no steps will be taken to qualify the Units for sale in any jurisdiction;

               (d) neither the Company, nor any affiliate of the Company, shall offer the Units in any jurisdiction, except in compliance with the applicable law in any such jurisdiction in which such offering is made; and

               (e) the Company will notify the Distributor promptly of any occurrence of which it becomes aware which is material in the context of the offering and sale of the Units, including any event which shall lead the Company to reasonably believe that the Offering Memorandum will be misleading, or which affects any of the representations, warranties, agreements and indemnities by the Company contained in this Agreement (or which would have affected any of the same if this Agreement had been entered into immediately thereafter) and will take such steps as may be reasonably requested by the Distributor to remedy and/or publicize the same and to indemnify the Distributor out of the assets of the Company in respect of any such steps taken by it.

          8.   Payment of Fees and Expenses
               ----------------------------

               To the extent it has recourse to assets available in the Company, the Company will pay all expenses of the offering of Units, including, without limitation (i) the fees, disbursements and expenses of counsel to the Company; (ii) expenses of preparing, reproducing, mailing and/or delivering offering and sales materials, including annual reports, to purchasers; (iii) the fees, disbursements and expenses of counsel to the Distributor; (iv) the reasonable out-of-pocket expenses incurred by the Distributor in marketing the Units and any additional amounts it may incur or may have incurred in connection with the marketing of the Units; and (v) such other fees and expenses which the Distributor and the Company mutually agree are payable by the Company.

          9.   Conditions of Distributor's and Company's Obligations
               -----------------------------------------------------

               The obligations of the Distributor and the Company to effect the transactions contemplated under this Agreement are subject to the fulfillment of the following conditions, any one or more of which may be waived by mutual agreement of the Distributor and the Company:

               (a) the Distributor and the Company shall each have performed and complied in all material respects with the covenants contained in this Agreement required to be performed and complied with by it prior to each date on which the Units are offered and each of the representations and warranties of the Company and the Distributor set forth in this Agreement shall be true and correct in all material respects as of such date;

               (b) the Distributor and the Company shall have received satisfactory opinions of such U.S. and other local counsel as counsel to the Distributor and the Company shall deem appropriate;

               (c) this Agreement shall have been duly executed and delivered and be in full force and effect;

               (d) the Distributor and the Company shall have been furnished with such additional information, opinions, certificates and documents as each of them may reasonably request; and

               (e) all actions taken by the Distributor and the Company in connection with the sale of the Units as contemplated herein and in the Offering Memorandum shall be reasonably satisfactory in form and substance to the Distributor, the Company and their respective counsel.

          If any of the conditions specified in this Section 9 shall not have been fulfilled or waived when and as required by this Agreement to be fulfilled or waived, the Distributor or the Company, as applicable, shall inform the defaulting party in writing of each condition which has not been fulfilled or waived and shall permit the defaulting party a reasonable time under the circumstances to fulfill such conditions, after which time this Agreement and all of the Distributor's or Company's obligations hereunder, as applicable, may be canceled by the Distributor or the Company by notifying the defaulting party of such cancellation in writing or by telex or telecopy at any time at or prior to the date on which the Company initially closes the offering of the Units (the "Initial Closing Date") or any subsequent offering date, as applicable, and the sale of the Units to be made at such Initial Closing Date or subsequent offering date shall not take place. Any such cancellation or termination shall be without liability of any party to any other party except that obligations that may arise in accordance with Sections 8, 10 and 11 shall continue after termination of this Agreement.

          10.  Indemnification and Contribution
               --------------------------------

               (a) The Company will indemnify and hold harmless the Distributor, its affiliates and any person acting on its behalf, but only to the extent it has recourse to assets available in the Company, against any losses, claims, damages or liabilities (or actions in respect thereof), joint or several (the "Covered Claims"), to which the Distributor may become subject, insofar as such Covered Claims arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein, in light of the circumstances under which they are made, not misleading. The Company will reimburse the Distributor, solely to the extent it has recourse to assets available in the Company, for any legal or other expenses reasonably incurred by the Distributor in connection with investigating or defending any such Covered Claims; provided, however, that the Company shall not be liable to so Indemnify or reimburse the Distributor out of the assets of the Company in any such case to the extent that any such Covered Claims arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Offering Memorandum in reliance upon and in conformity with written information furnished to the Company by the Distributor expressly for use therein. The Company acknowledges and agrees that as of the date hereof the Distributor has not provided any information in connection with the Offering Memorandum.

               (b) The Distributor will indemnify and hold harmless the Company against any Covered Claims to which the Company may become subject insofar as such Covered Claims arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Offering Memorandum, in reliance upon and in conformity with the written information furnished to the Company by the Distributor referred to in subsection (a) above; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such Covered Claims.

               (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above or notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission to so notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action is brought against any indemnified party and such indemnified party notifies the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party). After notice from the indemnifying party to such indemnified party of the indemnifying party's election to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

               (d) If the indemnification provided for in this Section 10 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect to any Covered Claims referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such Covered Claims in such proportion as is appropriate to reflect the relative benefits received by the Company and the Distributor from the offering of the Units. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Distributor in connection with the statements or omissions which resulted in such Covered Claims, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Distributor shall be deemed to be in the same proportion as the total net proceeds from the Offering (before deducting expenses) received by the Company relative to the value of total compensation, if any, received by the Distributor in selling the Units under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Distributor and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Distributor agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the Covered Claims referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Covered Claims.

               (e) The obligations of the Company under this Section 10 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Distributor within the meaning of the Securities Act to affiliates of the Distributor and to any person acting on behalf of any such persons; and the obligations of the Distributor under this Section 10 shall be in addition to any liability which the Distributor may otherwise have and shall extend, upon the same terms and conditions, to the general partner of the Company.

          11.  Survival of Representations, Warranties and Agreements
               ------------------------------------------------------

               All representations, warranties, covenants and agreements in this Agreement and any documents delivered by or on behalf of the Company in connection with this Agreement shall survive the offer and sale by the Distributor of any Units . The provisions of Sections 8, 10 and 11 shall survive the termination or cancellation of this Agreement.

          12.  Term
               ----

               This Agreement shall become effective on the date hereof and shall remain in full force until one year from the date hereof and shall be automatically renewed each year thereafter for an additional one-year term unless (i) either party gives written notice of nonrenewal to the other at least 60 days prior to the end of the current term or (ii) the Agreement is sooner terminated as hereinafter provided.

          13.  Termination
               -----------

               (a) The Distributor shall have the right to terminate this Agreement forthwith by promptly notifying the Company by telephone, telex or telecopy and providing written confirmation (sent by courier or registered air mail), at any time prior to the Closing Date or any Offering Date, as applicable, if:

                    (i) there shall have been, since the date as of which information is given in the Offering Memorandum, any material adverse change (not promptly corrected to the satisfaction of the Distributor after notice thereof to the Company from the Distributor) in the affairs or business prospects of the Company;

                    (ii) there shall have occurred any change in national or international financial, political or economic conditions or currency exchange rates or exchange controls, the effect of which is in the judgment of the Distributor such as to make it impracticable or inadvisable to proceed with the offering and delivery of Units on the terms and in the manner contemplated in this Agreement or the Offering Memorandum; or

                    (iii) trading on the New York Stock Exchange generally shall have been suspended or materially limited, or a banking moratorium or exchange controls shall have been declared by United States or New York State authorities.

               (b) If the Distributor shall fail in any material respect to comply with its obligations hereunder and such failure is not cured within 30 days of notice from the Company, given in accordance with Section 14 of this Agreement, the Company shall have the right to terminate this Agreement.

               (c) If this Agreement is terminated in accordance with clause (i) of Section 12 or if the Distributor terminates this Agreement as provided in paragraph (a) of this Section 13, such termination shall be without liability of any party to any other except that obligations that may arise in accordance with Sections 8, 10 and 11 shall continue after such termination of this Agreement.

          14.  Notices
               -------

               Except as otherwise provided herein, all communications hereunder shall be in writing and shall be delivered, telexed or telescoped and confirmed in writing, sent by registered air mail, to the requisite party, at its address as follows:

               If to the Distributor:
               ---------------------

               Goldman, Sachs & Co.
               85 Broad Street
               New York, New York 10004
               Attention: General Counsel, Asset Management Division
               Telefax: 212-902-3876

               If to the Company:
               -----------------

               Goldman Sachs Hedge Fund Partners, LLC
               701 Mt. Lucas Road
               Princeton, New Jersey 08540
               Attention: Legal Department
               Telefax: 609-497-5720

               with a copy to:

               Goldman, Sachs & Co.
               85 Broad Street
               New York, New York 10004
               Attention: General Counsel, Asset Management Division
               Telefax: 212-902-3876

or to such other address as to which the party receiving the notice shall have notified the other party in writing.

          15.  Parties
               -------

               This Agreement shall inure to the benefit of and be binding upon the Distributor and the Company, and their respective successors and permitted assigns. Nothing in this Agreement is intended to confer upon any other person except the parties hereto any rights or remedies hereunder. Neither the Distributor nor the Company shall be entitled to assign its respective rights, units or obligations hereunder without the written consent of the other party hereto; provided, however, that none of the foregoing shall restrict the ability of the Distributor, in its sole discretion, to appoint affiliates or designees to fulfill any or all of their obligations under this Agreement.

          16.  Governing Law; Jurisdiction
               ---------------------------

               This Agreement shall be governed by and construed in accordance with the laws of New York. The courts located in New York shall have non-exclusive jurisdiction to settle any disputes which may arise out of or in connection with this Agreement and, accordingly, any suit, action or proceeding arising out of or in connection with this Agreement may be brought in such courts.

          17.  Counterparts
               ------------

               This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the Company and the Distributor have caused their duly authorized representatives to execute this Agreement as of the date first written above.

                                  GOLDMAN SACHS HEDGE FUND PARTNERS, LLC


                                  By: /s/ Kent A. Clark
                                     -----------------------------------
                                     Name:    Kent A. Clark
                                     Title:   Director


                                  GOLDMAN, SACHS & CO.


                                  By: /s/ Tobin V. Levy
                                     -----------------------------------
                                     Name:    Tobin V. Levy
                                     Title:   Managing Director